UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 24, 2020

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code: +44 (0) 1235 442780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, £0.006705 nominal value per share	OXFD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 24, 2020, Oxford Immunotec Global PLC (the “Company”) held its 2020 annual general meeting of shareholders (the “Meeting”). The resolutions set forth below were voted on and duly passed at the Meeting. Detailed descriptions of these resolutions and of the voting procedures applied at the Meeting are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2020.

The final voting results for the Meeting are as follows:

Proposal Number	Proposal Description	For	Against	Abstain	Broker Non-votes
1	Election of Patrick J. Balthrop, Sr.	18,427,592	2,384,476	0	1,656,273
2	Election of Patricia Randall	18,592,123	2,219,945	0	1,656,273
3	Election of Herm Rosenman	20,553,336	258,732	0	1,656,273
4	Ratification of Appointment of Ernst & Young LLP, the U.S. member firm of Ernst & Young Global Limited as the Company’s Auditors for 2020	22,452,848	15,493	0	0
5	Re-Appointment of the U.K. member firm of Ernst & Young Global Limited, Ernst & Young LLP as the Company’s U.K. Statutory Auditors	22,452,848	15,493	0	0
6	Authorization to Determine Statutory Auditors’ Remuneration for 2020	22,466,621	1,498	222	0
7	Receive U.K. Statutory Accounts and Reports for 2020	22,352,240	0	116,101	0
8	Receive and Approve U.K. Statutory Directors’ Annual Report on Remuneration for 2019	20,619,173	191,395	1,500	1,656,273
9	Non-Binding Approval of Compensation Paid to our Named Executive Officers	20,616,295	193,223	2,550	1,656,273
10	Approval of Directors’ Remuneration Policy	18,317,841	2,491,528	2,699	1,656,273
11	Authorization of our Board of Directors to Allot Ordinary Shares	17,766,792	4,697,241	4,308	0
12	Approval of General Disapplication of Pre-Emption Rights with respect to Allotment of Ordinary Shares	17,958,737	4,505,072	4,532	0
13	Authorization of our Board of Directors to Issue up to Maximum Amount of New Shares	17,957,470	4,506,339	4,532	0

Resolutions 1 through 11 were ordinary resolutions, and each resolution was passed as the number of votes cast in favor exceeded the number of votes cast against each such proposal. Resolutions 12 and 13 were special resolutions, and each was passed as at least 75% in nominal value of the outstanding shares entitled to vote at the Meeting were cast in favor for each of the special resolutions.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2020

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Matthew T E McLaughlin
Matthew T E McLaughlin
Chief Financial Officer